UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 14, 2005

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 14, 2005, Semtech Corporation entered into a written Settlement Agreement with Royal Indemnity Company, as successor to the Royal Insurance Company of America (collectively, “Royal”), under which Semtech will receive $2,050,000 in settlement of claims brought against Royal in a lawsuit regarding insurance coverage for a customer dispute settled in March 2003.

This is the second insurance settlement related to the customer dispute. Information on the $1 million first settlement is contained in Semtech’s Form 8-K filed on July 7, 2005. With this second settlement, there is one other insurance company remaining as a defendant in the lawsuit that seeks to recover, among other things, the $12 million Semtech paid to the customer to resolve the dispute.

The Settlement Agreement contains mutual releases with respect to the lawsuit and underlying insurance claims, provides for a stipulated dismissal of Royal from the lawsuit, and contains certain covenants by Semtech regarding its actions with respect to the continuing case against the remaining defendant.

Semtech and Royal also entered into a Letter Agreement on July 14, 2005 that contains certain other covenants by Semtech, applicable only in specified circumstances, regarding its actions with respect to the continuing case against the remaining defendant.

Like the first settlement agreement, the Settlement Agreement and Letter Agreement each contain provisions under which Semtech protects the settling insurer from contribution actions and certain other actions by the other insurers under specified circumstances. The Settlement Agreement and Letter Agreement each contain an agreement by Semtech to pay attorneys fees and costs incurred by Royal under certain circumstances.

The foregoing descriptions of the terms of the Settlement Agreement and Letter Agreement do not purport to be complete and are qualified in their entirety by the Settlement Agreement and Letter Agreement, attached as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

	Exhibit 10.1	Settlement Agreement between Royal Indemnity Company, as successor to the Royal Insurance Company of America, and Semtech Corporation

	Exhibit 10.2	Letter Agreement between Royal Indemnity Company, as successor to the Royal Insurance Company of America, and Semtech Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date July 19, 2005	SEMTECH CORPORATION

	By:	/s/ Jason L. Carlson
Jason L. Carlson.
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document
Exhibit 10.1	Settlement Agreement between Royal Indemnity Company, as successor to the Royal Insurance Company of America, and Semtech Corporation

Exhibit 10.2	Letter Agreement between Royal Indemnity Company, as successor to the Royal Insurance Company of America, and Semtech Corporation